UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 30, 2010 (December 29, 2010)

HEARTLAND BRIDGE CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54012 (Commission File Number)	27-2506234 (I.R.S. Employer Identification No.)

1 International Boulevard, Suite 400
Mahwah, NJ  07495
 (Address of principal executive offices)  (zip code)

(201) 512-8732
(Registrant’s telephone number, including area code)

I-Web Media, Inc.
706 Hillcrest Drive
Richmond, Texas  77469
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On December 15, 2010, our Board of Directors approved the issuance of warrants to purchase our common stock to certain of our officers, directors, and consultants to reward and compensate them for their outstanding service to the company.  As a result, on December 29, 2010, we issued the following warrants to purchase our common stock:

Name	No. of Warrants	Exercise Price

James F. Groelinger	100,000	$1.50
Frederick Larcombe	50,000	$1.50
Steven H. Gifis	50,000	$1.50
Frederick Voight	50,000	$1.50
Wayne LeBlanc	50,000	$1.50
L. Bruce Glasser	50,000	$1.50

These warrants and the underlying shares are, restricted in accordance with Rule 144, with an exercise price of One Dollar Fifty Cents ($1.50) per share.  The warrants vest 50% immediately and 50% in one year from the issuance date, and expire on December 29, 2014.  The issuance of the warrants was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the recipients were either accredited or sophisticated and familiar with our operations.

Item 5.02              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Agreement to Purchase Common Stock (the “Agreement”) by and between our former majority shareholder, Mr. Kenneth S. Barton, and Rockland Group, LLC, a Texas limited liability company (“Rockland”), which closed on November 3, 2010, and under which Rockland agreed to purchase an aggregate of 10,000,000 shares of our common stock from Mr. Barton, Mr. Anthony R. Turnbull submitted his resignation as a member of our Board of Directors, effective upon the appointment of one or more Directors to serve on our Board of Directors.  We appointed new Directors to our Board of Directors, effective December 29, 2010, and Mr. Turnbull’s resignation from our Board of Directors was effective that same day.  We are not aware of any disagreements with Mr. Turnbull of the type required to be disclosed per Item 5.02(a) of this Form 8-K.

Effective December 29, 2010, Mr. James F. Groelinger and Mr. Wayne LeBlanc were appointed to our Board of Directors.

Mr. James F. Groelinger has been our Chief Executive Officer since November 2010.  Since 2007, Mr. Groelinger has also been the Managing Director at Bellegrove Associates where he provides strategic guidance to emerging clean energy entrepreneurs and companies.  This guidance includes, but is not limited to, evaluating potential energy-related investments, assisting inventors with energy-related patents and products, as well as developing strategies for creating joint ventures between U.S. and foreign entities or governments.  Since 2009, Mr. Groelinger has also been the Executive Director of Clean Energy Alliance, Inc., which is a national association of clean energy incubators for the purpose of fund raising, policy development, and strategy.  From 2001 to 2007, Mr. Groelinger was the Chief Executive Officer, President and a Director of EPV Solar, Inc., which was a photovoltaic technology company that developed a technology for the production of thin-film photovoltaic products.  As CEO and President of EPV Solar, Mr. Groelinger led the company and oversaw sales as they increased from nil to more than $20 million annually, developed products sales in the U.S., Germany, and Spain, oversaw joint ventures with foreign manufacturers, and managed a complex $60 million debt-for-equity recapitalization, setting the stage for a $70 million third-party financing and initial public offering.  Mr. Groelinger received his BChE from the City College of New York, New York, and his MBA in Finance from Temple University.

Mr. Wayne LeBlanc has been our Senior Managing Director for Business Development since November 2010.  Mr. LeBlanc is a senior business development executive.  Since 1999, Mr. LeBlanc has been a managing partner in Solutions for Energy Management where he has been involved in brokering electricity to large customers and serving as a consultant for demand side management.  Mr. LeBlanc is also currently a managing partner in eMEDiSAFE, a company formed to address the recent requirements to convert to electronic medical records to reduce health care costs.  From 2007-2008, Mr. LeBlanc was Vice President of Business Development for EPV Solar.  In this position he was part of an executive team assembled to secure capital for manufacturing expansion, both in the U.S. and internationally, and recruitment of senior staff.  From 2000-2004, Mr. LeBlanc was a founder of Utility Choice Electric, the first independent retail electric provider in Texas.

Item 5.03	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

Effective December 29, 2010, we amended our Articles of Incorporation to change our name to Heartland Bridge Capital, Inc., and increasing our authorized common stock to 250,000,000 shares, par value $0.0001.

Effective December 29, 2010, we amended and restated our Bylaws.

Effective December 29, 2010, we changed our fiscal year from March 31st to December 31st.

Detailed information regarding these corporate actions can be found in our Definitive Information Statement on Schedule 14-C, filed with the Commission on December 7, 2010.

Item 8.01	Other Information

On December 16, 2010, we entered into a Promissory Note with Rockland Group, LLC, a Texas limited liability company (“Rockland”), our largest shareholder and an entity controlled by Harry Pond, one of our Directors.  Under the terms of the promissory note Rockland loaned us $10,000 at an interest rate of 15% per annum and with a maturity date of January 15, 2011.

On December 27, 2010, we entered into a second Promissory Note with Rockland.  Under the terms of the promissory note Rockland loaned us $5,000 at an interest rate of 15% per annum and with a maturity date of January 15, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1 (1)	Plan of Reorganization of AP Corporate Services, Inc.

3.1 (1)	Articles of Incorporation of I-Web Media, Inc. filed April 29, 2010

3.2	Amended Articles of Incorporation of I-Web Media, Inc., filed December 8, 2010 (effective December 29, 2010)

3.3	Restated Articles of Incorporation of Heartland Bridge Capital, Inc., filed December 8, 2010 (effective December 29, 2010)

3.4 (1)	Bylaws of I-Web Media, Inc.

3.5	Restated Bylaws of Heartland Bridge Capital, Inc.

10.1 (1)	Form of “A” Warrant

10.2 (1)	Form of “B” Warrant

10.3 (1)	Form of “C” Warrant

10.4 (1)	Form of “D” Warrant

10.5 (1)	Form of “E” Warrant

10.6 (2)	Agreement to Purchase Common Stock by and between Kenneth S. Barton, Rockland Group, LLC, and I-Web Media, Inc., dated November 3, 2010

10.7 (2)	Securities Purchase Agreement by and between I-Web Media, Inc. and Rockland Group, LLC, dated November 4, 2010

10.8 (3)	Asset Purchase Agreement with New Horizon, Inc. dated December 9, 2010

10.9 (3)	Convertible Promissory Note Held by New Horizon, Inc. dated December 9, 2010

10.10 (3)	Assignment of Rights Agreement with New Horizon, Inc. dated December 9, 2010

10.11 (3)	Asset Purchase Agreement with RWIP, LLC dated December 10, 2010

10.12 (3)	Convertible Promissory Note Held by RWIP, LLC dated December 10, 2010

10.13 (3)	Warrant Agreement with RWIP, LLC dated December 10, 2010

10.14 (3)	Consulting Agreement with RWIP, LLC dated December 13, 2010

10.15 (4)	Development Services Agreement with NorthStar Partners Consulting, LLC, dated December 22, 2010

10.16 (4)	Warrant Agreement with NorthStar Partners Consulting, LLC, dated December 22, 2010

10.17	Promissory Note Held by Rockland Group, LLC, dated December 16, 2010

10.18	Promissory Note Held by Rockland Group, LLC, dated December 27, 2010

10.19	Form of Warrant Issued to Officers, Directors and Consultants on December 29, 2010

(1)            Incorporated by reference from our Registration Statement on Form 10-12G/A filed with the Commission on August 12, 2010.
(2)            Incorporated by reference from our Current Report on Form 8-K filed with the Commission on November 8, 2010.
(3)            Incorporated by reference from our Current Report on Form 8-K filed with the Commission on December 15, 2010.
(4)            Incorporated by reference from our Current Report on Form 8-K filed with the Commission on December 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2010	I-Web Media, Inc.
a Delaware corporation

/s/ James F. Groelinger
By: James F. Groelinger
Its: Chief Executive Officer